UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21357
                                  ----------

                FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST
               -------------------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906

               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                                                            -----------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (650) 312-2000
                                                            -------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 9/30/08
                          --------


ITEM 1. REPORTS TO STOCKHOLDERS.


                                                              SEPTEMBER 30, 2008

SEMIANNUAL REPORT                                                   FIXED INCOME

                                   (GRAPHIC)

                               FRANKLIN TEMPLETON
                         LIMITED DURATION INCOME TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                                 Franklin Templeton Investments

                                 GAIN FROM OUR PERSPECTIVE(R)

                                 Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE            Each of our portfolio management groups
                                 operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                 FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                 TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                                 MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION             Because our management groups work
                                 independently and adhere to different
                                 investment approaches, Franklin, Templeton and
                                 Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST        At Franklin Templeton Investments, we seek to
                                 consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

                                    Contents

CEO'S MESSAGE .............................................................    1
SEMIANNUAL REPORT
Franklin Templeton Limited Duration Income Trust ..........................    4
Performance Summary .......................................................   10
Annual Shareholders' Meeting ..............................................   11
Dividend Reinvestment Plan ................................................   12
Financial Highlights and Statement of Investments .........................   15
Financial Statements ......................................................   27
Notes to Financial Statements .............................................   30
Shareholder Information ...................................................   40

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 31, 2008

Dear Shareholder:

The enclosed semiannual report for Franklin Templeton Limited Duration Income Trust covers the six months ended September 30, 2008, but I would like to add some comments on market events that occurred in October. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world has seized up, and the fallout has impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal Reserve and Treasury Department have moved rapidly to establish new programs for easing money market pressures and handling troubled financial assets. The outcome of all these efforts may take a while to be realized, but I believe the latest actions here and abroad mark a significant turning point for global capital markets.


                      Not part of the semiannual report | 1

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single-day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often. . . .
For 100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too --
made money in stocks .... In this century or the next it's still 'Buy low, sell high.'"(3)

Sir John knew these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by investment objective, clientele and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management. It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.


                      2 | Not part of the semiannual report
and minimal leverage led Standard & Poor's to recently raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed semiannual report for Franklin Templeton Limited Duration Income Trust, the portfolio managers discuss market conditions, investment decisions and Fund performance during the six months ended September 30, 2008. The report contains additional performance data and financial information. Our website, FRANKLINTEMPLETON.COM, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(4.)   Source: Standard & Poor's press release, 10/6/08.


                     Not part of the semiannual report | 3

Semiannual Report

Franklin Templeton
Limited Duration Income Trust

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Templeton Limited Duration Income Trust seeks to provide high, current income, with a secondary objective of capital appreciation to the extent it is possible and consistent with the Fund's primary objective, through a portfolio consisting primarily of high yield corporate bonds, floating rate bank loans and mortgage- and other asset-backed securities.

Dear Shareholder:

This semiannual report for Franklin Templeton Limited Duration Income Trust covers the period ended September 30, 2008.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Templeton Limited Duration Income Trust had cumulative total returns of -4.88% based on net asset value and -20.09% based on market price. Net asset value decreased from $12.85 per share on March 31, 2008, to $11.78 at period-end, and the market price fell from $10.94 to $8.36 over the same time. You can find the Fund's performance data in the Performance Summary on page 10.

ECONOMIC AND MARKET OVERVIEW

During the six months under review, financial market conditions deteriorated sharply, weighing heavily on the U.S. economy as the credit crisis that originated in the U.S. housing market worsened. Job losses mounted and the unemployment rate rose to 6.1% during the reporting period.(1) Home prices continued to fall and default rates rose as wages remained essentially flat. Waning consumer confidence led to a pullback in consumer spending as the impact of the government's tax rebates dissipated. These factors as well as upward inflationary pressures from a weak U.S. dollar and high food, energy and commodity

(1.) Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.


                              4 | Semiannual Report
prices burdened the overall economy. The economy grew at a 2.8% annualized rate in the second quarter of 2008 but contracted in the third quarter at a -0.3% estimated annualized rate.

Oil prices soared to a record high in July, rising above $145 per barrel, before dramatically retreating to $101 by period-end. Many other commodities such as agricultural products and precious and base metals followed similar trends. September's inflation rate was an annual 4.9%, largely due to higher food and energy costs. Core inflation, which excludes such costs, rose at a more moderate 2.5% annual rate; however, this level was above the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(1) The core personal consumption expenditures price index reported a 12-month increase of 2.4%.(2)

Amid a series of events that included massive government intervention and emergency funding, the Fed was focused primarily on restoring liquidity and confidence to unsettled financial markets. The Fed cut interest rates twice over the six-month period, bringing the federal funds target rate to 2.00%, and it implemented a series of unconventional measures aimed at easing strained credit conditions. The U.S. Treasury Department also agreed to temporarily guarantee money market funds against losses after the Reserve Primary Fund and two others "broke the buck," falling below one dollar in value. In the final days of the reporting period, U.S. Treasury Secretary Henry Paulson and Fed Chairman Ben Bernanke proposed a $700 billion bailout plan intended to save the financial system.

Volatility remained high throughout the reporting period but intensified in September as stocks fluctuated wildly and Treasury prices soared. Panicked investors drove the yield on the three-month Treasury bill to a multi-decade low, and LIBOR rates, which banks charge each other for loans, jumped to record highs. Although fixed income spreads were generally wide relative to Treasury yields over the period due to heightened market turbulence, two-, five- and 10-year Treasury yields increased, with the two-year bill yielding 2.00% at the end of September, up from 1.62% six months earlier. Over the same period, the 10-year U.S. Treasury note yield rose from 3.45% to 3.85%. The yield curve steepened and the spread between the two-year Treasury yield and the 10-year Treasury yield increased to 185 basis points (100 basis points equal one percentage point) at the end of September from 38 basis points at the beginning of the reporting period as investors sought the relative safety of short-term U.S. Treasury securities.

(2.) Source: Bureau of Economic Analysis.


                              Semiannual Report | 5

PORTFOLIO BREAKDOWN

Based on Total Investments as of 9/30/08*

                                   (BAR CHART)

Floating Rate Loans                         36.2%
Mortgage-Backed Securities                  27.1%
High Yield Corporate Bonds                  25.1%
Other Asset-Backed Securities &
   Commercial Mortgage-Backed Securities     4.9%
Investment Grade Corporate Bonds             3.1%
Foreign Government & Agency Securities       2.6%
Short-Term Investments & Other Net Assets    1.0%

* Total investments include long-term and short-term investments and other net assets excluding preferred stock issued by the Fund and other financial leverage.

INVESTMENT STRATEGY

We invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate bank loans, and mortgage- and other asset-backed securities. Our top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund's fixed income portfolio. Within the corporate bond and bank loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, pricing inefficiencies and underlying collateral characteristics.

MANAGER'S DISCUSSION

The semiannual period under review was characterized by the deepening financial crisis that began last year as losses worsened on subprime mortgage-backed securities (MBS). Credit tightened as even high-quality borrowers had difficulty accessing capital, and banks were reluctant to lend to one another. The entire American financial landscape changed during the review period, which began just after Bear Stearns was sold to JPMorgan Chase in a hastily arranged deal intended to avert the investment banker's impending bankruptcy. The period ended with a frenetic chain of events in September that included Lehman Brothers' failure and what was essentially the nationalization of mortgage giants Fannie Mae and Freddie Mac and the world's largest insurance company, American International Group. Given the severe capital market dislocations, virtually no asset class was immune from the turmoil. During the six months under review, the Standard & Poor's 500 Index (S&P 500) fell 10.87%, while the Barclay's Capital (BC; formerly Lehman Brothers) U.S. Aggregate Index, a broad measure of the bond market, declined 1.50%.(3) Even Treasuries,

(3.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The BC U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.


                              6 | Semiannual Report
which are generally considered a safe haven in turbulent markets, returned only 0.15% as a rise in yields resulted in price declines that largely offset the coupon income.(4) The increase in Treasury yields was driven by expectations of increased budget deficits due to the cost of government bailouts and potentially declining tax revenues. In this environment, the fundamental underpinnings of the high yield corporate bond and leveraged loan markets deteriorated significantly. Although default rates for these two asset classes were below average, many analysts expected defaults could increase over the coming year if the credit crunch exacerbates the economic slowdown. Largely as a result, high yield corporate bonds and leveraged loans had negative returns during the reporting period. After the government takeover of Fannie Mae and Freddie Mac, mortgage-backed securities (MBS) rallied and ended the period with modest gains. During the review period, we reduced our high yield exposure and invested part of the proceeds in investment-grade corporate bonds, particularly those of financial companies. We also slightly reduced our exposure to bank loans and increased our investments in MBS.

The fundamental outlook for high yield bonds deteriorated sharply during the reporting period as the economy slowed and fears increased that a recession may already be under way. As the credit crunch intensified, concerns grew that the crisis would move from the financial sector to the overall economy. Many believed the lack of liquidity could lead to higher default rates in the months ahead. Reflecting the troubled outlook, high yield spreads widened to over 1,000 basis points (10 percentage points) above Treasuries -- their highest level since 2002. We believed fundamentals could deteriorate further; therefore, we reduced our high yield exposure and purchased investment-grade debt, including that of major financial companies. However, given the financial market turmoil during the period, the investment-grade sector was the worst performing segment in the BC U.S. Aggregate Index. Fund holdings included the senior notes of Lehman Brothers, which filed for bankruptcy protection in September.

For the six-month period under review, the bank loan asset class was extremely volatile, with few pockets of strength in a generally weak overall market, and the Credit Suisse (CS) Leveraged Loan Index had a -1.93% total return.(5) Early in the review period, the loan market rallied as investors seemed to find the sector's valuations attractive, and loan prices rebounded to a period high in June. As secondary loan prices stabilized, underwriters began to syndicate new issues left over from 2007 deals. As the excess supply was reduced, underwriters began

(4.) Source: (C) 2008 Morningstar. The BC U.S. Treasury Index is the U.S.
     Treasury component of the U.S. Government index, and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

(5.) Source: (C) 2008 Morningstar. The CS Leveraged Loan Index is designed to mirror the investible universe of the U.S. dollar denominated leveraged loan market.

DIVIDEND DISTRIBUTIONS*
4/1/07-9/30/08

MONTH       DIVIDEND PER COMMON SHARE
-----       -------------------------
April                 8.4 cents
May                   8.4 cents
June                  7.6 cents
July                  7.6 cents
August                7.6 cents
September             7.6 cents
                   ------------
TOTAL              $47.20 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                              Semiannual Report | 7
to add a few new deals in 2008, which were more attractively priced, better structured and less leveraged than prior loans. However, despite easing technical pressure and a better balance between supply and demand, corporate fundamentals began to deteriorate during the period along with the weakening economy. Largely as a result, amendment activity increased and loan default rates rose, moving closer to historical averages. The Fund, however, did not experience any bank loan defaults during the period.

Despite weakening corporate fundamentals and the uptick in loan defaults, the loan market was relatively stable in August and early September, and secondary loan prices were mostly range bound. However, in the final two weeks of September, following Lehman Brothers' bankruptcy filing, the credit markets experienced significant volatility. As a result, secondary loan prices plummeted to a new all-time low, which was below the previously established low in February of 2008. Secondary loan price activity is tracked by the Standard & Poor's Leveraged Commentary and Data (LCD) flow names composite, which comprises the 15 most active loans in the Standard & Poor's Loan Syndications and Trading Association (LSTA) Leveraged Loan Index (LLI).(6)

Although we expected volatility to remain high in this difficult market environment, we believed the volatility created many attractive long-term opportunities as we found valuations historically attractive, with discounted spreads at all-time highs and average bids at all-time lows.

During the review period, MBS generally outperformed the high yield corporate bond and bank loan sectors. Although not immune from volatility and tightening credit conditions, agency mortgages benefited somewhat from government intervention, while privately issued MBS and asset-backed securities (ABS) generally generated lower returns during the period. Agency MBS benefited from the takeovers of Fannie Mae and Freddie Mac as investor confidence was boosted by the government's actions. In addition, the economic rescue plan enacted by Congress in early October may help the MBS and ABS sectors.

During the period, we found opportunities in higher-coupon MBS as they became less susceptible to early prepayments. We also found an opportunity to invest in those sectors that experienced yield spread widening and were hampered by low liquidity. For example, we found what we believed were attractive opportunities in securitized sectors with strong credit fundamentals, specifically those related to commercial real estate. At period-end, these investments were

(6.) Source: Standard & Poor's. The Standard & Poor's/LSTA LLI covers more than
     1,100 U.S. loan facilities and reflects the market-weighted performance of institutional leveraged loans based upon real-time market weightings, spreads and interest payments.


                              8 | Semiannual Report
rated AAA and were most senior in the capital structure. The Fund had little exposure to subprime mortgage loans, and during the period, the Fund did not experience principal losses on any of its subprime investments.

Thank you for your continued participation in Franklin Templeton Limited Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,

                       (PHOTO OF CHRISTOPHER J. MOLUMPHY)


/s/ Christopher J. Molumphy
Christopher J. Molumphy, CFA

                           (PHOTO OF ERIC G. TAKAHA)


/s/ Eric G. Takaha
Eric G. Takaha, CFA

                           (PHOTO OF GLENN I. VOYLES)


/s/ Glenn I. Voyles
Glenn I. Voyles, CFA

                           (PHOTO OF RICHARD S. HSU)


/s/ Richard S. Hsu
Richard S. Hsu, CFA

                          (PHOTO OF ROGER A. BAYSTON)


/s/ Roger A. Bayston
Roger A. Bayston, CFA

Portfolio Management Team
Franklin Templeton Limited Duration Income Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              Semiannual Report | 9

Performance Summary as of 9/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: FTF                                CHANGE   9/30/08   3/31/08
-----------                                ------   -------   -------
Net Asset Value (NAV)                      -$1.07    $11.78    $12.85
Market Price (AMEX)                        -$2.58    $ 8.36    $10.94
DISTRIBUTIONS (4/1/08-9/30/08)
Dividend Income                  $0.4720

PERFORMANCE(1)

                                                                                COMMENCEMENT OF
                                        6-MONTH            1-YEAR   5-YEAR   OPERATIONS (8/27/03)
                                        -------            ------   ------   --------------------
Cumulative Total Return(2)
   Based on change in NAV(3)             -4.88%             -7.92%  +18.75%         +20.33%
   Based on change in market price(4)   -20.09%            -26.33%  -15.94%         -16.17%
Average Annual Total Return(2)
   Based on change in NAV(3)             -4.88%             -7.92%   +3.50%          +3.70%
   Based on change in market price(4)   -20.09%            -26.33%   -3.41%          -3.40%
      Distribution Rate(5)                        10.91%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL.

(1.) Figures are for common shares. As of 9/30/08, the Trust had leverage in the amount of 36.91% of the Trust's total assets. The Trust employs leverage through the issuance of Auction Preferred Shares and purchase of Mortgage Dollar Rolls. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Trust's leverage may be offset by increased/decreased income from the Trust's floating rate investments.

(2.) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) Assumes reinvestment of distributions at net asset value.

(4.) Assumes reinvestment of distributions based on the dividend reinvestment plan.

(5.) Distribution rate is based on an annualization of the Fund's 7.6 cent per share September dividend and the AMEX closing price of $8.36 on 9/30/08.


                             10 | Semiannual Report

Annual Shareholders' Meeting

SEPTEMBER 25, 2008

At an annual Meeting of Shareholders of Franklin Templeton Limited Duration Income Trust (Fund) held on September 25, 2008, shareholders approved the following:

Regarding the proposal to elect Trustees:

                             COMMON           % OF                                % OF
                             SHARES       OUTSTANDING    % OF   WITHHELD OR   OUTSTANDING   % OF
TRUSTEES                       FOR           SHARES     VOTED     ABSTAIN        SHARES     VOTED
--------                 --------------   -----------   -----   -----------   -----------   -----
Robert F. Carlson        22,944,704.074      85.70%     97.92%  488,182.729      1.82%      2.08%
Sam Ginn                 22,957,103.074      85.74%     97.97%  475,783.729      0.02%      2.03%
Larry D. Thompson        22,972,435.074      85.80%     98.04%  460,451.729      1.72%      1.96%

                            PREFERRED         % OF                                % OF
                             SHARES       OUTSTANDING    % OF   WITHHELD OR   OUTSTANDING   % OF
TRUSTEES                       FOR           SHARES     VOTED     ABSTAIN        SHARES     VOTED
--------                 --------------   -----------   -----   -----------   -----------   -----
Robert F. Carlson           3,205.000        77.42%     97.71%     75.000        1.81%      2.29%
Sam Ginn                    3,229.000        78.00%     98.45%     51.000        1.23%      1.55%
Larry D. Thompson           3,229.000        78.00%     98.45%     51.000        1.23%      1.55%
Rupert H. Johnson, Jr.      3,226.000        77.92%     98.35%     54.000        1.30%      1.65%


                             Semiannual Report | 11

Dividend Reinvestment Plan

The Fund's Dividend Reinvestment Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions (Distributions) in shares of the Fund. PNC Global Investment Services (Agent), P.O. Box 6006, Carol Stream, IL 60197-6006, will act as your Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Fund's Dividend Reinvestment Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent.

If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.


                             12 | Semiannual Report

The market price of shares on a particular date shall be the last sales price on the American Stock Exchange, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent's negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made


                             Semiannual Report | 13
for your account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at (800) 331-1710. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.


                             14 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

FINANCIAL HIGHLIGHTS

                                                  SIX MONTHS ENDED
                                                    SEPTEMBER 30,                       YEAR ENDED MARCH 31,
                                                        2008         ----------------------------------------------------------
                                                     (UNAUDITED)       2008         2007       2006         2005        2004(a)
                                                  ----------------   --------     --------   --------     --------     --------
PER COMMON SHARE OPERATING PERFORMANCE
(for a common share outstanding throughout the
   period)
Net asset value, beginning of period ..........     $  12.85         $  14.24     $  14.14   $  14.41     $  14.75     $  14.33
                                                    --------         --------     --------   --------     --------     --------
Income from investment operations:
   Net investment income(b) ...................         0.48             1.28         1.32       1.18         1.10         0.53
   Net realized and unrealized gains
       (losses) ...............................        (0.98)           (1.29)        0.16      (0.10)       (0.12)        0.63
   Dividends to preferred shareholders from net
      investment income .......................        (0.10)           (0.37)       (0.35)     (0.26)       (0.13)       (0.03)
                                                    --------         --------     --------   --------     --------     --------
Total from investment operations ..............        (0.60)           (0.38)        1.13       0.82         0.85         1.13
                                                    --------         --------     --------   --------     --------     --------
Less distributions to common shareholders
   from net investment income .................        (0.47)           (1.01)       (1.03)     (1.09)       (1.19)       (0.59)
                                                    --------         --------     --------   --------     --------     --------
Offering costs charged to capital:
   Common shares ..............................           --               --           --        --            --        (0.03)
   Preferred shares ...........................           --               --           --        --            --        (0.09)
                                                    --------         --------     --------   --------     --------     --------
Total offering costs ..........................           --               --           --        --            --        (0.12)
                                                    --------         --------     --------   --------     --------     --------
Net asset value, end of period ................     $  11.78         $  12.85     $  14.24   $  14.14     $  14.41     $  14.75
                                                    ========         ========     ========   ========     ========     ========
Market value, end of period(c) ................     $   8.36         $  10.94     $  14.27   $  12.87     $  13.89     $  14.87
                                                    ========         ========     ========   ========     ========     ========
Total return (based on market value per
   share)(d) ..................................       (20.09)%         (16.64)%      19.66%      0.60%        1.38%        3.16%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHARES(e)
Expenses before expense reduction .............         1.27%            1.28%        1.27%      1.26%        1.21%        1.11%
Expenses net of expense reduction .............         1.27%(f)         1.28%(f)     1.26%      1.26%(f)     1.21%(f)     1.11%(f)
Net investment income .........................         7.45%            9.38%        9.32%      8.24%        7.50%        6.12%
SUPPLEMENTAL DATA
Net assets applicable to common shares, end of
   period (000's) .............................     $315,424         $344,010     $380,813   $378,080     $385,344     $393,125
Portfolio turnover rate .......................        92.49%           47.48%       52.17%     46.55%       55.02%       45.08%
Portfolio turnover rate excluding mortgage
   dollar rolls(g) ............................        16.46%           47.48%       52.17%     46.55%       55.02%       45.08%
Asset coverage per preferred share ............     $112,618         $ 70,264     $ 75,107   $ 74,747     $ 75,703     $ 76,727
Liquidation preference per preferred share ....     $ 25,000         $ 25,000     $ 25,000   $ 25,000     $ 25,000     $ 25,000

(a)  For the period August 27, 2003 (commencement of operations) to March 31,
     2004.

(b)  Based on average daily common shares outstanding.

(c)  Based on the last sale on the American Stock Exchange.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  See Note 1(e) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008 (UNAUDITED)

                                                                            COUNTRY      PRINCIPAL AMOUNT(a)       VALUE
                                                                        --------------   -------------------   ------------
       CORPORATE BONDS 44.6%
       AUTOMOBILES & COMPONENTS 1.3%
       Ford Motor Credit Co. LLC,
   (b)    FRN, 7.241%, 4/15/12 ......................................    United States        1,000,000        $    924,624
          senior note, 5.80%, 1/12/09 ...............................    United States        2,000,000           1,899,072
          senior note, 9.875%, 8/10/11 ..............................    United States        2,000,000           1,381,716
                                                                                                               ------------
                                                                                                                  4,205,412
                                                                                                               ------------
       CAPITAL GOODS 1.7%
       RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 ......    United States        2,000,000           1,890,000
       RSC Equipment Rental Inc., senior note, 9.50%, 12/01/14 ......    United States        2,500,000           1,906,250
       TransDigm Inc., senior sub. note, 7.75%, 7/15/14 .............    United States        1,600,000           1,512,000
                                                                                                               ------------
                                                                                                                  5,308,250
                                                                                                               ------------
       COMMERCIAL & PROFESSIONAL SERVICES 1.3%
   (b) ARAMARK Corp., senior note, FRN, 6.301%, 2/01/15 .............    United States        2,500,000           2,200,000
       JohnsonDiversey Holdings Inc., senior disc. note, 10.67%,
          5/15/13 ...................................................    United States        2,000,000           1,950,000
                                                                                                               ------------
                                                                                                                  4,150,000
                                                                                                               ------------
       CONSUMER DURABLES & APPAREL 1.8%
       Jarden Corp., senior sub. note, 7.50%, 5/01/17 ...............    United States        2,500,000           2,093,750
       Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 .........    United States        2,000,000           1,845,000
       KB Home, senior note, 6.375%, 8/15/11 ........................    United States        2,000,000           1,820,000
                                                                                                               ------------
                                                                                                                  5,758,750
                                                                                                               ------------
       CONSUMER SERVICES 3.2%
       Host Hotels & Resorts LP, senior note, K, 7.125%, 11/01/13 ...    United States        2,500,000           2,237,500
       MGM MIRAGE, senior note, 6.75%, 4/01/13 ......................    United States        3,000,000           2,355,000
       OSI Restaurant Partners Inc., senior note, 10.00%, 6/15/15 ...    United States        1,300,000             585,000
       Pinnacle Entertainment Inc., senior sub. note, 8.75%,
          10/01/13 ..................................................    United States        2,000,000           1,925,000
       Royal Caribbean Cruises Ltd., senior note, 8.00%, 5/15/10 ....    United States        3,000,000           2,970,000
                                                                                                               ------------
                                                                                                                 10,072,500
                                                                                                               ------------
       DIVERSIFIED FINANCIALS 4.5%
       American Express Credit Corp., C, 7.30%, 8/20/13 .............    United States        2,000,000           1,930,990
       CIT Group Inc., senior note, 7.625%, 11/30/12 ................    United States        1,100,000             698,353
       General Electric Capital Corp., 4.80%, 5/01/13 ...............    United States        3,000,000           2,739,039
       GMAC LLC,
          7.25%, 3/02/11 ............................................    United States        2,000,000             946,552
          6.875%, 8/28/12 ...........................................    United States        3,000,000           1,193,295
       JPMorgan Chase & Co., sub. note, 5.75%, 1/02/13 ..............    United States        3,000,000           2,874,729
   (c) Lehman Brothers Holdings Inc., senior note, 6.20%, 9/26/14 ...    United States        3,000,000             390,000
       Merrill Lynch & Co. Inc., 5.45%, 2/05/13 .....................    United States        2,000,000           1,803,330
       Morgan Stanley,
          senior note, 6.00%, 4/28/15 ...............................    United States        1,200,000             817,508
          sub. note, 4.75%, 4/01/14 .................................    United States        1,300,000             689,850
                                                                                                               ------------
                                                                                                                 14,083,646
                                                                                                               ------------


                             16 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

                                                                            COUNTRY      PRINCIPAL AMOUNT(a)       VALUE
                                                                        --------------   -------------------   ------------
       CORPORATE BONDS (CONTINUED)
       ENERGY 4.0%
       Chesapeake Energy Corp., senior note, 7.50%, 6/15/14 .........    United States        4,000,000        $  3,850,000
       Compagnie Generale de Geophysique-Veritas, senior note, 7.50%,
          5/15/15 ...................................................       France            2,000,000           1,920,000
       Mariner Energy Inc., senior note, 7.50%, 4/15/13 .............    United States        2,000,000           1,780,000
   (d) Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14 ....    Switzerland          2,500,000           2,125,000
   (d) SandRidge Energy Inc., senior note, 144A, 8.00%, 6/01/18 .....    United States          900,000             778,500
       The Williams Co. Inc., 8.125%, 3/15/12 .......................    United States        2,000,000           2,021,960
                                                                                                               ------------
                                                                                                                 12,475,460
                                                                                                               ------------
       FOOD, BEVERAGE & TOBACCO 1.6%
       Dean Foods Inc., senior note, 7.00%, 6/01/16 .................    United States        1,200,000           1,050,000
       Reynolds American Inc., senior secured note, 7.25%, 6/01/13 ..    United States        2,000,000           2,057,222
       Smithfield Foods Inc., senior note, 8.00%, 10/15/09 ..........    United States        2,000,000           1,950,000
                                                                                                               ------------
                                                                                                                  5,057,222
                                                                                                               ------------
       HEALTH CARE EQUIPMENT & SERVICES 5.5%
       Coventry Health Care Inc., senior note, 5.875%, 1/15/12 ......    United States        3,000,000           2,894,262
       DaVita Inc.,
          senior note, 6.625%, 3/15/13 ..............................    United States          900,000             859,500
          senior sub. note, 7.25%, 3/15/15 ..........................    United States        1,000,000             955,000
       FMC Finance III SA, senior note, 6.875%, 7/15/17 .............       Germany           2,000,000           1,935,000
       HCA Inc., senior secured note, 9.125%, 11/15/14 ..............    United States        3,000,000           2,925,000
       Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 ........    United States        2,500,000           2,318,750
(b, e) U.S. Oncology Holdings Inc., senior note, FRN, PIK, 8.334%,
          3/15/12 ...................................................    United States        2,149,218           1,665,644
   (e) United Surgical Partners International Inc., senior sub.
       note, PIK, 9.25%, 5/01/17 ....................................    United States        2,000,000           1,710,000
       Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
          10/01/14 ..................................................    United States        2,000,000           1,940,000
                                                                                                               ------------
                                                                                                                 17,203,156
                                                                                                               ------------
       INSURANCE 0.5%
   (d) Metropolitan Life Global Funding I, senior secured note, 144A,
          5.125%, 4/10/13 ...........................................    United States        1,700,000           1,653,148
                                                                                                               ------------
       MATERIALS 4.4%
       Crown Americas Inc., senior note, 7.625%, 11/15/13 ...........    United States        3,000,000           2,970,000
   (b) Freeport-McMoRan Copper & Gold Inc., senior note, FRN, 5.883%,
          4/01/15 ...................................................    United States        3,000,000           2,877,420
       Huntsman International LLC, senior sub. note, 7.875%,
          11/15/14 ..................................................    United States        1,500,000           1,297,500
   (d) Ineos Group Holdings PLC, senior secured note, 144A, 8.50%,
          2/15/16 ...................................................   United Kingdom        3,000,000           1,635,000
   (d) MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17 .......    United States        2,000,000           1,690,000
       Nalco Co., senior sub. note, 8.875%, 11/15/13 ................    United States        2,500,000           2,506,250
       Smurfit Kappa Funding PLC, senior sub. note, 7.75%, 4/01/15 ..       Ireland           1,200,000           1,005,000
                                                                                                               ------------
                                                                                                                 13,981,170
                                                                                                               ------------


                             Semiannual Report | 17

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

                                                                            COUNTRY      PRINCIPAL AMOUNT(a)       VALUE
                                                                        --------------   -------------------   ------------
       CORPORATE BONDS (CONTINUED)
       MEDIA 6.2%
       CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 .........       Canada            2,700,000        $  2,268,000
       CCH II LLC, senior note, 10.25%, 9/15/10 .....................    United States        4,000,000           3,620,000
       CSC Holdings Inc., senior note, 8.125%, 7/15/09 ..............    United States        1,000,000             992,500
       Dex Media West Finance, senior sub. note, 9.875%, 8/15/13 ....    United States        4,000,000           2,490,000
       DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13 ...........    United States        1,000,000             992,500
       Lamar Media Corp., senior sub. note,
          7.25%, 1/01/13 ............................................    United States        1,000,000             910,000
          C, 6.625%, 8/15/15 ........................................    United States        2,000,000           1,665,000
       Liberty Media Corp., senior note, 7.875%, 7/15/09 ............    United States        2,000,000           2,016,210
       Quebecor Media Inc., senior note, 7.75%, 3/15/16 .............       Canada            2,500,000           2,200,000
       Radio One Inc., senior sub. note, B, 8.875%, 7/01/11 .........     United States        2,000,000           1,645,000
   (d) Rainbow National Services LLC, senior sub. deb., 144A,
          10.375%, 9/01/14 ..........................................    United States          600,000             615,000
                                                                                                               ------------
                                                                                                                 19,414,210
                                                                                                               ------------
       RETAILING 0.4%
       Michaels Stores Inc., senior note, 10.00%, 11/01/14 ..........    United States        2,000,000           1,270,000
                                                                                                               ------------
       SOFTWARE & SERVICES 1.2%
       SunGard Data Systems Inc., senior note, 9.125%, 8/15/13 ......    United States        4,000,000           3,620,000
                                                                                                               ------------
       TECHNOLOGY HARDWARE & EQUIPMENT 1.1%
   (d) Nortel Networks Ltd., senior note, 144A, 10.75%, 7/15/16 .....       Canada            2,000,000           1,235,000
          Sanmina-SCI Corp.,
(b, d)    senior note, 144A, FRN, 5.569%, 6/15/14 ...................    United States        1,000,000             875,000
          senior sub. note, 6.75%, 3/01/13 ..........................    United States        1,700,000           1,496,000
                                                                                                               ------------
                                                                                                                  3,606,000
                                                                                                               ------------
       TELECOMMUNICATION SERVICES 3.8%
   (d) Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15 .......       Jamaica           2,000,000           1,685,000
   (d) Intelsat Subsidiary Holding Co. Ltd., senior note, 144A,
          8.50%, 1/15/13 ............................................       Bermuda           2,000,000           1,860,000
       MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14 .........    United States        2,000,000           1,880,000
       Millicom International Cellular SA, senior note, 10.00%,
          12/01/13 ..................................................     Luxembourg          2,000,000           1,990,000
       Qwest Communications International Inc., senior note, B,
          7.50%, 2/15/14 ............................................    United States        2,000,000           1,740,000
   (d) Wind Acquisition Finance SA, senior note, 144A, 10.75%,
          12/01/15 ..................................................        Italy            3,000,000           2,955,000
                                                                                                               ------------
                                                                                                                 12,110,000
                                                                                                               ------------
       UTILITIES 2.1%
       Dynegy Holdings Inc., senior note, 7.50%, 6/01/15 ............    United States        2,000,000           1,700,000
       NRG Energy Inc., senior note, 7.25%, 2/01/14 .................    United States        2,800,000           2,604,000
       PNM Resources Inc., senior note, 9.25%, 5/15/15 ..............    United States          600,000             594,000
   (d) Texas Competitive Electric Holdings Co. LLC, senior note,
          144A, 10.25%, 11/01/15 ....................................    United States        2,000,000           1,815,000
                                                                                                               ------------
                                                                                                                  6,713,000
                                                                                                               ------------
       TOTAL CORPORATE BONDS (COST $164,057,875) ....................                                           140,681,924
                                                                                                               ------------


                             18 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

                                                                            COUNTRY      PRINCIPAL AMOUNT(a)       VALUE
                                                                        --------------   -------------------   ------------
       MORTGAGE-BACKED SECURITIES 42.9%
   (b) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.3%
       FHLMC, 4.452%, 5/01/34 .......................................    United States        1,031,106        $  1,041,491
                                                                                                               ------------
       FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 16.4%
       FHLMC Gold 15 Year, 4.50%, 6/01/23 ...........................    United States        2,458,735           2,395,685
   (f) FHLMC Gold 15 Year, 5.00%, 10/01/23 ..........................    United States        4,582,000           4,542,622
       FHLMC Gold 15 Year, 5.50%, 7/01/19 ...........................    United States          235,873             238,750
       FHLMC Gold 15 Year, 6.00%, 7/01/23 ...........................    United States        1,161,575           1,183,002
       FHLMC Gold 30 Year, 5.00%, 4/01/38 ...........................    United States        2,991,247           2,916,112
       FHLMC Gold 30 Year, 5.50%, 6/01/38 - 7/01/38 .................    United States        3,712,434           3,696,245
   (f) FHLMC Gold 30 Year, 5.50%, 10/15/35 ..........................    United States        5,000,000           4,974,220
       FHLMC Gold 30 Year, 6.00%, 7/01/28 - 7/01/38 .................    United States        9,055,902           9,193,992
   (f) FHLMC Gold 30 Year, 6.00%, 10/01/30 ..........................    United States       12,085,000          12,234,177
   (f) FHLMC Gold 30 Year, 6.50%, 10/01/32 ..........................    United States        7,211,000           7,394,657
       FHLMC Gold 30 Year, 7.00%, 9/01/27 ...........................    United States          767,190             810,111
       FHLMC Gold 30 Year, 8.00%, 1/01/31 ...........................    United States          128,526             139,443
       FHLMC Gold 30 Year, 8.50%, 7/01/31 ...........................    United States        1,723,486           1,912,488
                                                                                                               ------------
                                                                                                                 51,631,504
                                                                                                               ------------
   (b) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE
          0.6%
       FNMA, 4.569%, 7/01/34 ........................................    United States        1,715,008           1,707,414
       FNMA, 5.993%, 6/01/32 ........................................    United States          104,345             105,286
                                                                                                               ------------
                                                                                                                  1,812,700
                                                                                                               ------------
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 22.9%
       FNMA 15 Year, 5.00%, 6/01/23 .................................    United States        1,412,729           1,404,354
   (f) FNMA 15 Year, 5.50%, 10/11/18 ................................    United States        7,885,000           7,947,836
   (f) FNMA 15 Year, 6.00%, 10/01/16 ................................    United States        8,041,000           8,190,514
       FNMA 15 Year, 6.50%, 7/01/20 .................................    United States          316,957             323,417
   (f) FNMA 30 Year, 5.00%, 10/25/35 ................................    United States        1,500,000           1,461,796
       FNMA 30 Year, 5.00%, 4/01/38 .................................    United States        5,832,623           5,687,940
   (f) FNMA 30 Year, 5.50%, 10/15/34 ................................    United States       12,298,000          12,265,336
       FNMA 30 Year, 6.00%, 4/01/33 - 8/01/38 .......................    United States        3,981,146           4,041,291
   (f) FNMA 30 Year, 6.00%, 10/01/28 ................................    United States       12,910,000          13,077,430
       FNMA 30 Year, 6.50%, 8/01/32 .................................    United States        1,276,848           1,319,500
   (f) FNMA 30 Year, 6.50%, 10/01/29 ................................    United States       15,123,000          15,508,168
       FNMA 30 Year, 7.00%, 9/01/18 .................................    United States          279,019             293,862
       FNMA 30 Year, 8.00%, 10/01/29 ................................    United States          206,740             225,242
       FNMA 30 Year, 8.50%, 8/01/26 .................................    United States          476,231             523,978
                                                                                                               ------------
                                                                                                                 72,270,664
                                                                                                               ------------
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE
          2.7%
   (f) GNMA I SF 30 Year, 5.50%, 10/15/37 ...........................    United States        5,910,000           5,916,466
       GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33 .................    United States        1,994,515           2,052,481
       GNMA II SF 30 Year, 7.00%, 1/20/24 - 1/20/29 .................    United States          200,463             210,323
       GNMA II SF 30 Year, 8.00%, 1/20/28 - 2/20/32 .................    United States          407,619             445,946
                                                                                                               ------------
                                                                                                                  8,625,216
                                                                                                               ------------
       TOTAL MORTGAGE-BACKED SECURITIES
          (COST $136,300,071) .......................................                                           135,381,575
                                                                                                               ------------


                             Semiannual Report | 19

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

                                                                            COUNTRY      PRINCIPAL AMOUNT(a)       VALUE
                                                                        --------------   -------------------   ------------
       ASSET-BACKED SECURITIES AND COMMERCIAL
       MORTGAGE-BACKED SECURITIES 7.8%
       BANKS 4.3%
       Banc of America Commercial Mortgage Inc., 2005-3, A2, 4.501%,
          7/10/43 ...................................................    United States        5,000,000         $ 4,872,649
   (b) Citigroup/Deutsche Bank Commercial Mortgage Trust, 2005-CD1,
          A3, FRN, 5.399%, 7/15/44 ..................................    United States        3,000,000           2,859,521
          A4, FRN, 5.399%, 7/15/44 ..................................    United States          400,000             367,773
       Greenwich Capital Commercial Funding Corp., 2004-GG1, A7,
          5.317%, 6/10/36 ...........................................    United States        1,605,000           1,514,915
       GS Mortgage Securities Corp. II, 2003-C1, A3, 4.608%, 1/10/40     United States          400,000             371,085
       LB-UBS Commercial Mortgage Trust,
   (b)    2002-C2, A4, FRN, 5.594%, 6/15/31 .........................    United States        2,000,000           1,948,650
          2005-C1, A2, 4.31%, 2/15/30 ...............................    United States        1,395,000           1,361,798
   (b) Merrill Lynch Mortgage Investors Trust, 2003-OPT1, B2, FRN,
          5.957%, 7/25/34 ...........................................    United States          236,373              19,107
   (b) Morgan Stanley ABS Capital I Inc. Trust,
          2003-HE3, B1, FRN, 6.507%, 10/25/33 .......................    United States          799,909             184,871
          2003-NC10, B1, FRN, 7.422%, 10/25/33 ......................    United States          605,756             117,636
                                                                                                               ------------
                                                                                                                 13,618,005
                                                                                                               ------------
       DIVERSIFIED FINANCIALS 3.5%
   (b) Argent Securities Inc., 2003-W5, M4, FRN, 6.957%, 10/25/33 ...    United States        1,266,041             687,329
   (b) Chase Credit Card Master Trust, 2003-6, A, FRN, 2.598%,
          2/15/11 ...................................................    United States        1,700,000           1,698,758
   (b) Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2,
          2A2, FRN, 3.457%, 2/25/35 .................................    United States        1,857,019           1,626,255
   (b) Chase Issuance Trust, 2005-A9, A9, FRN, 2.508%, 11/15/11 .....    United States        1,000,000             986,175
       Citigroup Commercial Mortgage Trust, 2008-C7, A4, 6.299%,
          12/10/49 ..................................................    United States          700,000             617,007
   (b) GSAMP Trust, 2003-AHL, B1, FRN, 7.207%, 10/25/33 .............    United States        1,243,595             609,828
   (b) JPMorgan Chase Commercial Mortgage Securities Corp.,
          2005-LDP5, A4, FRN, 5.345%, 12/15/44 ......................    United States        1,000,000             907,841
   (b) MBNA Master Credit Card Trust II, 1997-B, A, FRN, 2.648%,
          8/15/14 ...................................................    United States        3,000,000           2,840,506
   (b) Morgan Stanley Dean Witter Capital I, 2003-NC3, B1, FRN,
          7.707%, 3/25/33 ...........................................    United States          683,608              98,838
   (b) New Century Home Equity Loan Trust, 2003-2, M3, FRN, 8.022%,
          1/25/33 ...................................................    United States          903,015              94,805
   (b) Option One Mortgage Loan Trust, 2003-6, M5, FRN, 6.507%,
          11/25/33 ..................................................    United States          970,109             254,506
   (b) Specialty Underwriting & Residential Finance, 2003-BC4, B2,
          FRN, 5.707%, 11/25/34 .....................................    United States          453,337             176,316
   (b) Structured Asset Investment Loan Trust,
          2003-BC2, M3, FRN, 8.082%, 4/25/33 ........................    United States           13,987               2,272
          2003-BC13, M4, FRN, 7.332%, 11/25/33 ......................    United States          586,583             350,640
                                                                                                               ------------
                                                                                                                 10,951,076
                                                                                                               ------------
       TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL
          MORTGAGE-BACKED SECURITIES (COST $30,559,189) .............                                            24,569,081
                                                                                                               ------------


                             20 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

                                                                            COUNTRY      PRINCIPAL AMOUNT(a)       VALUE
                                                                        --------------   -------------------   ------------
(b, g) SENIOR FLOATING RATE INTERESTS 57.4%
       AUTOMOBILES & COMPONENTS 2.9%
       Allison Transmission Inc., Term Loan B, 5.22% - 5.57%,
          8/07/14 ...................................................    United States        2,434,677        $  2,023,390
       Cooper Standard Automotive Inc., Term Loan D, 6.313%,
          12/23/11 ..................................................    United States          875,250             813,983
       Federal Mogul Corp., Term Loan B, 4.428% - 4.968%, 12/27/14 ..    United States        4,243,108           3,104,542
       Key Safety Systems Inc., Term Loan B, 5.036% - 5.959%,
          3/10/14 ...................................................    United States        1,989,899           1,552,121
       TRW Automotive Inc., Tranche B-1 Term Loan, 4.313% - 4.625%,
          2/09/14 ...................................................    United States        1,908,091           1,796,786
                                                                                                               ------------
                                                                                                                  9,290,822
                                                                                                               ------------
       CAPITAL GOODS 4.8%
       BE Aerospace Inc., Term Loan B, 5.75% - 6.52%, 7/28/14 .......    United States          500,000             488,750
       Goodman Global Holdings Co. Inc., Term Loan B, 7.708%,
          2/13/14 ...................................................    United States        3,184,500           3,127,497
       Oshkosh Truck Corp.,
          Term Loan A, 3.99% - 5.21%, 12/06/11 ......................    United States          775,000             709,125
          Term Loan B, 3.99% - 5.21%, 12/06/13 ......................    United States        3,400,437           2,947,452
       RBS Global Inc. (Rexnord Corp.), Term Loan, 5.286%, 7/22/13 ..    United States        3,000,000           2,730,000
       Spirit Aerosystems Inc. (Onex Wind Finance LP), Term B-1 Loan,
          4.538%, 12/31/11 ..........................................    United States        1,263,449           1,162,373
       TriMas Co. LLC,
          Term Loan B, 5.045% - 5.679%, 8/02/13 .....................    United States        2,392,321           2,141,127
          Tranche B-1 L/C, 4.686%, 8/02/11 ..........................    United States          563,341             504,190
       URS Corp., Term Loan B, 5.726%, 5/15/13 ......................    United States        1,272,877           1,233,100
                                                                                                               ------------
                                                                                                                 15,043,614
                                                                                                               ------------
       COMMERCIAL & PROFESSIONAL SERVICES 3.9%
       Acco Brands Corp., Term Loan B, 4.535% - 4.813%, 8/17/12 .....    United States          702,330             628,585
       Affinion Group Inc., Term Loan B, 5.311% - 6.204%, 10/17/12 ..    United States        4,000,000           3,700,000
       ARAMARK Corp.,
          Synthetic L/C, 2.44%, 1/26/14 .............................    United States          271,357             236,006
          Term Loan B, 5.637%, 1/26/14 ..............................    United States        4,271,345           3,714,883
       Nielsen Finance LLC (VNU Inc.), Dollar Term Loan, 4.803%,
          8/09/13 ...................................................    United States        4,026,176           3,494,721
       West Corp., Term Loan B-2, 5.171% - 6.084%, 10/24/13 .........    United States          871,872             677,880
                                                                                                               ------------
                                                                                                                 12,452,075
                                                                                                               ------------
       CONSUMER DURABLES & APPAREL 1.2%
       Jarden Corp., Term Loan B2, 5.512%, 1/24/12 ..................    United States        2,904,758           2,556,187
       Jostens IH Corp. (Visant Holding Corp.), Term Loan C, 5.171%,
          12/21/11 ..................................................    United States        1,350,000           1,299,938
                                                                                                               ------------
                                                                                                                  3,856,125
                                                                                                               ------------
       CONSUMER SERVICES 5.1%
       Education Management LLC, Term Loan C, 5.563%, 6/01/13 .......    United States        3,846,575           3,369,600
       Laureate Education Inc.,
          Closing Date Term Loan, 6.438%, 8/17/14 ...................    United States        2,333,976           2,048,064
          Delayed Draw Term Loan, 6.438%, 8/17/14 ...................    United States          348,387             305,710


                             Semiannual Report | 21

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

                                                                            COUNTRY      PRINCIPAL AMOUNT(a)       VALUE
                                                                        --------------   -------------------   ------------
(b, g) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       CONSUMER SERVICES (CONTINUED)
       OSI Restaurant Partners LLC (Outback),
          Pre-Funded Revolving Credit, 2.639%, 6/14/13 ..............    United States          296,204        $    204,380
          Term Loan B, 6.00%, 6/14/14 ...............................    United States        3,703,063           2,555,114
       Penn National Gaming Inc., Term Loan B, 4.24% - 4.55%,
          10/03/12 ..................................................    United States        4,214,193           3,809,631
       VML U.S. Finance LLC (Venetian Macau),
          Delayed Draw, 6.02%, 5/25/12 ..............................        Macau            1,166,667           1,025,937
          New Project Term Loans, 6.02%, 5/25/13 ....................        Macau            1,477,778           1,299,521
          Term Loan B, 6.02%, 5/24/13 ...............................        Macau            1,703,704           1,498,194
                                                                                                               ------------
                                                                                                                 16,116,151
                                                                                                               ------------
       DIVERSIFIED FINANCIALS 0.5%
       Nuveen Investments Inc., Term Loan B, 6.704% - 6.769%,
          11/13/14 ..................................................    United States        1,890,500           1,627,720
                                                                                                               ------------
       ENERGY 0.5%
       Dresser Inc., Term Loan B, 5.057% - 5.954%, 5/04/14 ..........    United States        1,552,923           1,418,336
                                                                                                               ------------
       FOOD, BEVERAGE & TOBACCO 0.8%
       Dean Foods Co., Term Loan B, 5.21% - 5.27%, 4/02/14 ..........    United States        1,757,298           1,556,087
   (f) Wm. Wrigley Jr. Co., Term Loan B, 7.50%, 8/15/14 .............    United States          900,000             884,652
                                                                                                               ------------
                                                                                                                  2,440,739
                                                                                                               ------------
       HEALTH CARE EQUIPMENT & SERVICES 5.4%
       Bausch and Lomb Inc.,
   (h) Delayed Draw Term Loan, 7.012%, 4/28/15 ......................    United States           84,000              78,190
          Parent Term Loan B, 7.012%, 4/28/15 .......................    United States          555,800             517,357
       Community Health Systems Inc., 5.06% - 5.973%, 7/25/14 .......    United States        2,448,964           2,155,089
       DaVita Inc., Term Loan B-1, 4.30% - 5.27%, 10/05/12 ..........    United States        2,717,434           2,461,995
       DJO Finance LLC, Term Loan B, 6.723% - 6.762%, 5/20/14 .......    United States        2,729,375           2,579,259
       Fresenius Medical Care Holdings Inc., Term Loan B,
          4.167% - 5.137%, 3/31/13 ..................................    United States        1,500,617           1,408,704
   (f) Fresenius SE (APP), Term Loan B2, 6.50%, 8/20/14 .............       Germany             280,084             274,483
       Fresenius SE (New Finco1), Term Loan B, 7.50%, 8/20/14 .......       Germany             800,000             788,000
       HCA Inc., Term Loan B-1, 6.012%, 11/18/13 ....................    United States        4,080,386           3,588,190
       Iasis Healthcare LLC,
          Delayed Draw Term Loan, 5.704%, 3/14/14 ...................    United States          478,976             430,280
          Initial Term Loan, 5.704%, 3/14/14 ........................    United States        1,384,236           1,243,505
          Synthetic L/C, 4.54%, 3/14/14 .............................    United States          128,047             115,029
       Vanguard Health Holding Co. II LLC, Replacement Term Loan,
          5.954% - 6.012%, 9/23/11 ..................................    United States        1,580,100           1,438,878
                                                                                                               ------------
                                                                                                                 17,078,959
                                                                                                               ------------
       HOUSEHOLD & PERSONAL PRODUCTS 0.2%
       FTD Group Inc., Term Loan B, 7.929%, 8/04/14 .................    United States          600,000             593,250
                                                                                                               ------------
       INSURANCE 0.5%
       Conseco Inc., Term Loan, 5.709%, 10/10/13 ....................    United States        2,174,902           1,636,614
                                                                                                               ------------


                             22 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

                                                                            COUNTRY      PRINCIPAL AMOUNT(a)       VALUE
                                                                        --------------   -------------------   ------------
(b, g) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       MATERIALS 7.7%
       Anchor Glass Container Corp., Term Loan, 7.75% - 7.851%,
          6/20/14 ...................................................    United States        1,097,143        $  1,075,200
       Celanese U.S. Holdings LLC, Dollar Term Loan, 4.283%, 4/02/14     United States        3,979,849           3,617,683
       Georgia-Pacific LLC,
          Additional Term Loan, 4.238% - 5.512%, 12/20/12 ...........    United States        1,609,838           1,426,551
          Term Loan B, 4.551% - 5.454%, 12/20/12 ....................    United States        2,337,855           2,071,681
       Graphic Packaging International Inc., Term Loan B, 4.785% -
          4.80%, 5/16/14 ............................................    United States        1,485,607           1,301,392
       Hexion Specialty Chemicals BV, Term Loan C-2, 6.063%,
          5/03/13 ...................................................    Netherlands            699,700             541,393
       Hexion Specialty Chemicals Inc., Term Loan C-1, 5.063%,
          5/03/13 ...................................................    United States        3,229,272           2,498,649
       Huntsman International LLC, Term Loan B, 5.459%, 4/19/14 .....    United States        2,711,000           2,388,584
       Ineos U.S. Finance LLC,
          Term Loan B2, 5.727% - 5.952%, 12/16/13 ...................    United States          376,650             314,150
          Term Loan C2, 6.227% - 6.452%, 12/23/14 ...................    United States          376,650             322,153
       Lyondell Chemical Co.,
          Tranche B-1, 7.00%, 12/20/14 ..............................    United States          748,125             540,984
          Tranche B-2, 7.00% 12/20/14 ...............................    United States        1,995,000           1,455,241
       NewPage Corp., Term Loan, 7.75%, 12/22/14 ....................    United States          840,124             767,138
       Oxbow Carbon LLC,
          Delayed Draw Term Loan, 5.762%, 5/08/14 ...................    United States          238,591             214,135
          Term Loan B, 5.762%, 5/08/14 ..............................    United States        2,653,854           2,381,834
       PQ Corp., Term Loan, 6.05% - 7.02%, 7/30/14 ..................    United States        1,795,500           1,553,107
       Verso Paper Holdings LLC, Term Loan B, 5.512%, 8/01/13 .......    United States        1,898,977           1,766,049
                                                                                                               ------------
                                                                                                                 24,235,924
                                                                                                               ------------
       MEDIA 10.2%
       Charter Communications Operating LLC, Term Loan, 4.80%,
          3/06/14 ...................................................    United States        2,344,841           1,872,942
       Citadel Broadcasting Corp., Term Loan B, 5.335% - 5.395%,
          6/12/14 ...................................................    United States        4,000,000           2,970,000
       CSC Holdings Inc. (Cablevision), Incremental Term Loan,
          4.569%, 3/29/13 ...........................................    United States          780,000             690,857
       Dex Media East LLC, Term Loan B, 4.80% - 5.77%, 10/24/14 .....    United States        1,750,000           1,491,875
       Dex Media West LLC, Term Loan B, 7.00% - 7.77%, 10/24/14 .....    United States        1,600,000           1,395,429
       Entravision Communications Corp., Term Loan B, 4.29%,
          3/29/13 ...................................................    United States        1,892,883           1,627,879
       Gray Television Inc., Term Loan B, 4.29% - 5.25%, 12/31/14 ...    United States        1,618,253           1,262,237
       Idearc Inc., Term Loan B, 5.71% - 5.77%, 11/17/14 ............    United States        5,030,649           2,867,470
       Insight Midwest Holdings, Term Loan B, 4.49%, 4/02/14 ........    United States        2,160,000           1,985,040
       MCC Iowa,
          Term Loan E, 6.50% - 7.47%, 1/03/16 .......................    United States          897,750             859,596
          Tranche D-1 Term Loan, 4.24% - 5.72%, 1/31/15 .............    United States          498,520             438,386
          Tranche D-2 Term Loan, 4.24% - 5.72%, 1/31/15 .............    United States           57,968              50,975
       Mission Broadcasting Inc., Term Loan B, 5.512%, 10/01/12 .....    United States          885,006             774,380
       Newsday LLC, 7.958%, Floating Rate Term Loan, 8/1/13 .........    United States        2,400,000           2,340,000
       Nexstar Broadcasting Inc., Term Loan B, 5.512%, 10/01/12 .....    United States          837,496             732,809


                             Semiannual Report | 23

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

                                                                            COUNTRY      PRINCIPAL AMOUNT(a)       VALUE
                                                                        --------------   -------------------   ------------
(b, g) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       MEDIA (CONTINUED)
       Regal Cinemas Corp., Term Loan, 5.262%, 10/27/13 .............    United States        2,083,605        $  1,823,154
       Tribune Co.,
            Term Loan B, 5.786%, 5/16/14 ............................    United States        3,960,000           2,108,700
            Term Loan X, 5.541%, 5/16/09 ............................    United States          365,714             338,286
       Univision Communications Inc., Initial Term Loan, 5.049% -
          6.25%, 9/29/14 ............................................    United States        5,000,000           3,242,500
       UPC Financing Partnership, Term Loan N, 4.236%, 12/31/14 .....     Netherlands         3,570,000           3,200,505
                                                                                                               ------------
                                                                                                                 32,073,020
                                                                                                               ------------
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.9%
  (f)  Applied Biosystems Inc., Term Loan B, 7.00%, 10/31/15 ........    United States          800,000             782,833
       Mylan Inc., Term Loan B, 7.00% -7.063%, 10/02/14 .............    United States        2,183,500           2,036,114
                                                                                                               ------------
                                                                                                                  2,818,947
                                                                                                               ------------
       REAL ESTATE 0.4%
       CB Richard Ellis Services Inc., Term Loan B, 4.688%,
          12/20/13 ..................................................    United States        1,720,992           1,394,004
                                                                                                               ------------
       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.5%
       Marvell Technology Group Ltd., Term Loan, 6.204%, 11/08/09 ...       Bermuda           1,534,000           1,522,495
                                                                                                               ------------
       SOFTWARE & SERVICES 4.0%
       Affiliated Computer Services Inc.,
          Additional Term Loan, 4.489% - 5.704%, 3/20/13 ............    United States        1,759,500           1,620,206
          Term Loan B, 5.709%, 3/20/13 ..............................    United States          486,250             447,755
       Dealer Computer Services Inc. (Reynolds & Reynolds), First
       Lien
          Term Loan, 5.704%, 10/26/12 ...............................    United States        3,193,804           2,838,493
       Emdeon Business Services LLC, First Lien Term Loan,
          4.81% - 5.762%, 11/16/13 ..................................    United States        2,092,603           1,820,565
       First Data Corp., Term Loan B-2, 5.926% - 6.512%, 9/24/14 ....    United States        2,471,259           2,123,225
       Lender Processing Services Inc., Term Loan B, 6.204%,
          7/02/14 ...................................................    United States          997,500             979,213
       Macrovision Solutions Corp., Term Loan B, 7.25% - 7.48%,
          5/02/13 ...................................................    United States        1,246,875           1,184,531
       SunGard Data Systems Inc., New U.S. Term Loan, 4.553%,
          2/28/14 ...................................................    United States        2,004,172           1,749,267
                                                                                                               ------------
                                                                                                                 12,763,255
                                                                                                               ------------
       TECHNOLOGY HARDWARE & EQUIPMENT 1.8%
       CommScope Inc., Term Loan B, 5.929% - 6.262%, 12/26/14 .......    United States        1,565,433           1,463,680
       Flextronics International USA Inc.,
          Term Loan A, 5.038% - 5.041%, 10/01/14 ....................    United States        1,850,304           1,584,322
          Term Loan A-1, 5.041%, 10/01/14 ...........................    United States          531,696             455,265
       Sensus Metering Systems Inc., Term Loan B1, 4.47% - 4.812%,
          12/17/10 ..................................................    United States        2,084,295           2,047,820
                                                                                                               ------------
                                                                                                                  5,551,087
                                                                                                               ------------
       TELECOMMUNICATION SERVICES 3.8%
       Alltel Communications Inc., Term Loan B-3, 4.997%, 5/18/15 ...    United States        2,475,000           2,408,484
       GCI Holdings Inc., Add-On Term Loan, 7.96%, 8/31/12 ..........    United States        2,387,860           2,349,057


                             24 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

                                                                            COUNTRY      PRINCIPAL AMOUNT(a)       VALUE
                                                                        --------------   -------------------   ------------
(b, g) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       TELECOMMUNICATION SERVICES (CONTINUED)
       Intelsat Corp. (Panamsat),
          Tranche B-2-A, 5.288%, 1/03/14 ............................    United States        1,622,322        $  1,479,354
          Tranche B-2-B, 5.288%, 1/03/14 ............................    United States        1,621,833           1,478,909
          Tranche B-2-C, 5.288%, 1/03/14 ............................    United States        1,621,833           1,478,909
       Intelsat Subsidiary Holding Co. Ltd., Term Loan B, 5.288%,
          6/30/13 ...................................................   . United States         871,259             795,569
       Windstream Corp., Tranche B-1, 4.29%, 7/17/13 ................    United States        2,022,957           1,859,435
                                                                                                               ------------
                                                                                                                 11,849,717
                                                                                                               ------------
       UTILITIES 2.3%
       Dynegy Holdings Inc.,
          Term L/C Facility, 5.21%, 4/02/13 .........................    United States        2,923,913           2,508,717
          Term Loan B, 5.21%, 4/02/13 ...............................    United States           75,326              64,630
       NRG Energy Inc.,
          Credit Link, 2.701%, 2/01/13 ..............................    United States          819,782             724,369
          Term Loan, 5.262%, 2/01/13 ................................    United States        1,668,636           1,474,425
       Texas Competitive Electric Holdings Co. LLC, Term Loan B-2,
          5.989% - 7.262%, 10/10/14 .................................    United States        2,970,000           2,520,787
                                                                                                               ------------
                                                                                                                  7,292,928
                                                                                                               ------------
       TOTAL SENIOR FLOATING RATE INTERESTS
          (COST $204,285,327) .......................................                                           181,055,782
                                                                                                               ------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 3.7%
(b, i) Government of Argentina, senior bond, FRN, 3.127%, 8/03/12          Argentina          3,950,000           1,436,338
       Government of Malaysia,
          7.00%, 3/15/09 ............................................      Malaysia           2,735,000 MYR         806,333
          3.869%, 4/13/10 ...........................................      Malaysia             108,000 MYR          31,357
          3.756%, 4/28/11 ...........................................      Malaysia           7,510,000 MYR       2,171,857
       Government of Singapore, 2.625%, 4/01/10 .....................      Singapore          2,080,000 SGD       1,470,513
       Government of Sweden,
          5.00%, 1/28/09 ............................................       Sweden            2,800,000 SEK         404,621
          4.00%, 12/01/09 ...........................................       Sweden           15,300,000 SEK       2,212,346
       Korea Treasury Note, 0525-1209, 5.25%, 9/10/12 ...............     South Korea     3,600,000,000 KRW       2,932,295
                                                                                                               ------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
       (COST $13,284,045) ...........................................                                            11,465,660
                                                                                                               ------------
       SHORT TERM INVESTMENTS 0.8%
       FOREIGN GOVERNMENT AND AGENCY SECURITIES
       (COST $1,608,429)0.5%
   (j) Egypt Treasury Bills, 11/18/08 - 12/16/08 ....................        Egypt            8,975,000 EGP       1,622,062
                                                                                                               ------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
       (COST $550,094,936) ..........................................                                           494,776,084
                                                                                                               ------------


                             Semiannual Report | 25

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

                                                                            COUNTRY             SHARES             VALUE
                                                                        --------------   -------------------   ------------
       SHORT TERM INVESTMENTS (CONTINUED)
       MONEY MARKET FUNDS (COST $953,183) 0.3%
   (k) Franklin Institutional Fiduciary Trust Money Market Portfolio,
          1.98% .....................................................    United States          953,183        $    953,183
                                                                                                               ------------
       TOTAL INVESTMENTS (COST $551,048,119) 157.2% .................                                           495,729,267
       PREFERRED SHARES (28.5)% .....................................                                           (90,000,000)
       NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE
       CONTRACTS 0.4% ...............................................                                             1,422,912
       OTHER ASSETS, LESS LIABILITIES (29.1)% .......................                                           (91,728,166)
                                                                                                               ------------
       NET ASSETS APPLICABLE TO COMMON SHARES 100.0% ................                                          $315,424,013
                                                                                                               ============

CURRENCY ABBREVIATIONS
EGP - Egyptian Pound
KRW - South Korean Won
MYR - Malaysian Ringgit
SEK - Swedish Krona
SGD - Singapore Dollar

SELECTED PORTFOLIO ABBREVIATIONS
FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
GNMA  - Government National Mortgage Association
GP    - Graduated Payment
L/C   - Letter of Credit
PIK   - Payment-In-Kind
SF    - Single Family

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c)  See Note 10 regarding defaulted securities.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At September 30, 2008, the aggregate value of these securities was $18,921,648, representing 6.00% of net assets.

(e)  Income may be received in additional securities and/or cash.

(f) A portion or all of the security purchased on a when-issued, delayed delivery, or to be announced basis. See Note 1(c).

(g)  See Note 1(f) regarding senior floating rate interests.

(h)  See Note 11 regarding unfunded loan commitments.

(i) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(j)  The security is traded on a discount basis with no stated coupon rate.

(k) See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             26 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2008 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ......................................   $550,094,936
      Cost - Sweep Money Fund (Note 8) .................................        953,183
                                                                           ------------
      Total cost of investments ........................................   $551,048,119
                                                                           ============
      Value - Unaffiliated issuers .....................................   $494,776,084
      Value - Sweep Money Fund (Note 8) ................................        953,183
                                                                           ------------
      Total value of investments .......................................    495,729,267
   Cash ................................................................      1,245,769
   Receivables:
      Investment securities sold .......................................     25,140,853
      Interest .........................................................      4,665,501
   Unrealized appreciation on forward exchange contracts (Note 9) ......      1,617,235
                                                                           ------------
         Total assets ..................................................    528,398,625
                                                                           ------------
Liabilities:
   Payables:
      Investment securities purchased ..................................    120,158,199
      Affiliates .......................................................        301,669
      Distributions to common shareholders .............................      2,034,807
   Unrealized depreciation on forward exchange contracts (Note 9) ......        194,323
   Unrealized depreciation on unfunded loan commitments (Note 11) ......         80,277
   Accrued expenses and other liabilities ..............................        205,337
                                                                           ------------
         Total liabilities .............................................    122,974,612
                                                                           ------------
   Preferred shares at redemption value [$25,000 liquidation
      preference per share (3,600 shares outstanding)] .................     90,000,000
                                                                           ------------
            Net assets applicable to common shares .....................   $315,424,013
                                                                           ============
Net assets applicable to common shares consist of:
   Paid-in capital .....................................................   $380,504,435
   Distributions in excess of net investment income ....................     (5,062,227)
   Net unrealized appreciation (depreciation) ..........................    (53,988,721)
   Accumulated net realized gain (loss) ................................     (6,029,474)
                                                                           ------------
            Net assets applicable to common shares .....................   $315,424,013
                                                                           ============
Common shares outstanding ..............................................     26,773,772
                                                                           ============
Net asset value per common share .......................................   $      11.78
                                                                           ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 27

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
for the six months ended September 30, 2008 (unaudited)

Investment income:
   Dividends - Sweep Money Fund (Note 8) ...............................   $     79,685
   Interest (net of foreign taxes of $11,444) ..........................     15,054,393
                                                                           ------------
         Total investment income .......................................     15,134,078
                                                                           ------------
Expenses:
   Management fees (Note 4) ............................................      1,332,073
   Administrative fees (Note 4) ........................................        537,907
   Transfer agent fees .................................................         35,863
   Custodian fees (Note 5) .............................................         19,296
   Reports to shareholders .............................................         32,180
   Professional fees ...................................................         33,466
   Trustees' fees and expenses .........................................         13,796
   Auction agent fees and expenses .....................................        167,034
   Other ...............................................................         41,870
                                                                           ------------
         Total expenses ................................................      2,213,485
         Expense reductions (Note 5) ...................................         (5,879)
                                                                           ------------
            Net expenses ...............................................      2,207,606
                                                                           ------------
               Net investment income ...................................     12,926,472
                                                                           ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ......................................................        517,592
      Foreign currency transactions ....................................         46,445
                                                                           ------------
               Net realized gain (loss) ................................        564,037
                                                                           ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ......................................................    (26,828,297)
      Translation of other assets and liabilities denominated in
         foreign currencies ............................................        (47,976)
                                                                           ------------
               Net change in unrealized appreciation (depreciation) ....    (26,876,273)
                                                                           ------------
Net realized and unrealized gain (loss) ................................    (26,312,236)
                                                                           ------------
Net increase (decrease) in net assets resulting from operations ........    (13,385,764)
Distributions to preferred shareholders from net investment income .....     (2,563,045)
                                                                           ------------
Net increase (decrease) in net assets applicable to common shares
   resulting from operations ...........................................   $(15,948,809)
                                                                           ============

   The accompanying notes are an integral part of these financial statements.


                             28 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SIX MONTHS ENDED
                                                                           SEPTEMBER 30, 2008     YEAR ENDED
                                                                               (UNAUDITED)      MARCH 31, 2008
                                                                           ------------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ............................................      $ 12,926,472       $ 34,298,334
      Net realized gain (loss) from investments and foreign currency
         transactions ..................................................           564,037         (2,103,092)
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and liabilities
         denominated in foreign currencies .............................       (26,876,273)       (32,720,507)
   Distribution to preferred shareholders from net investment income ...        (2,563,045)        (9,781,438)
                                                                              ------------       ------------
          Net increase (decrease) in net assets applicable to
             common shares resulting from operations ...................       (15,948,809)       (10,306,703)
                                                                              ------------       ------------
   Distributions to common shareholders from net investment income .....       (12,637,220)       (26,986,555)
   Capital share transactions from reinvestment of distributions
      (Note 2) .........................................................                --            490,071
                                                                              ------------       ------------
          Net increase (decrease) in net assets ........................       (28,586,029)       (36,803,187)
Net assets applicable to common shares:
   Beginning of period .................................................       344,010,042        380,813,229
                                                                              ------------       ------------
   End of period .......................................................      $315,424,013       $344,010,042
                                                                              ============       ============
Distributions in excess of net investment income included in net assets:
   End of period .......................................................      $ (5,062,227)      $ (2,788,434)
                                                                              ============       ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 29

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Limited Duration Income Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                             30 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                             Semiannual Report | 31

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY AND TBA BASIS

The Fund may purchase securities on a when-issued, delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. MORTGAGE DOLLAR ROLLS

The Fund may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the Fund may earn interest on the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.


                             32 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. MORTGAGE DOLLAR ROLLS (CONTINUED)

The Fund is investing in mortgage dollar rolls as an alternate form of leverage. As a result, the mortgage dollar rolls are considered indebtedness or a "senior security" for purposes of the asset coverage requirements under the 1940 Act.

F. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of September 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to common shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded


                             Semiannual Report | 33

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. GUARANTEES AND INDEMNIFICATIONS

Under Franklin Templeton Limited Duration Income Trust's (Trust) organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2008, there were 28,290,000 common shares authorized (without par value). During the period ended September 30, 2008, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market. During the year ended March 31, 2008, there were 34,261 shares issued for $490,071 from reinvested distributions.

3. AUCTION RATE PREFERRED SHARES

On November 7, 2003 the Fund issued 2,534 Preferred Shares Series M, 2,533 Preferred Shares Series W and 2,533 Preferred Shares Series F, each with a $25,000 liquidation preference per share totaling $190,000,000. During the period ended September 30, 2008, there was a pro rata


                             34 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3. AUCTION RATE PREFERRED SHARES (CONTINUED)

preferred redemption of each series totaling 4,000 shares and $100,000,000 leaving 1,200 Preferred Shares Series M, 1,200 Preferred Shares Series W and 1,200 Preferred Shares Series F, each with a $25,000 liquidation preference totaling $90,000,000. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. During the period ended September 30, 2008, the dividends on Preferred Shares ranged from 3.54% to 5.62%. The weekly auctions for Series M, W and F have failed since February 13, 2008; consequently, the dividend rate paid on the preferred shares has moved to the maximum rate as defined in the prospectus.

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody's Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the period ended September 30, 2008, all requirements were met.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                       AFFILIATION
----------                                       -------------------------------
Franklin Advisers, Inc. (Advisers)               Investment manager
Franklin Templeton Services, LLC (FT Services)   Administrative manager

The Fund pays an investment management fee and administrative fee to Advisers and FT Services of 0.50% and 0.20%, respectively, per year of the average daily managed assets. Managed assets are defined as the Fund's gross asset value minus the sum of accrued liabilities, other than the liquidation value of the preferred shares and other financial leverage.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.


                             Semiannual Report | 35

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2008, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2014 ....   $  601,752
2015 ....      895,575
2016 ....      726,440
            ----------
            $2,223,767
            ==========

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2008, the Fund deferred realized capital losses of $4,369,070.

At September 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ........................................   $552,576,676
                                                               ============
Unrealized appreciation ....................................   $    524,876
Unrealized depreciation ....................................    (57,372,285)
                                                               ------------
Net unrealized appreciation (depreciation) .................   $(56,847,409)
                                                               ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, pay-down losses, and bond discounts and premiums.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2008, aggregated $486,139,125 and $487,270,752, respectively.

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                             36 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

9. FORWARD EXCHANGE CONTRACTS

At September 30, 2008, the Fund had the following forward exchange contracts outstanding:

                                         CONTRACT      SETTLEMENT   UNREALIZED     UNREALIZED
                                        AMOUNT(a)         DATE     APPRECIATION   DEPRECIATION
                                       -----------     ----------  ------------   ------------
CONTRACTS TO BUY
      382,000   Euro ...............       593,361       3/04/09    $       --     $ (54,511)
      455,000   Euro ...............       701,050       3/16/09            --       (59,297)
      700,000   Euro ...............     1,017,450       6/03/09            --       (32,219)
      300,000   U.S. Dollar ........       195,081 EUR   7/10/09        25,679            --
CONTRACTS TO SELL
1,905,000,000   South Korean Won ...     2,195,257 CHF   2/13/09       383,585            --
    1,980,000   Euro ...............     2,964,515       3/04/09       171,526            --
      990,000   Euro ...............   150,663,150 JPY   3/05/09        47,832            --
      990,000   Euro ...............   152,260,020 JPY   3/09/09        63,671            --
      975,000   Euro ...............     1,487,509       3/16/09       112,323            --
      320,000   Euro ...............    49,532,800 JPY   4/06/09        24,857            --
  990,000,000   South Korean Won ...     1,002,096 CHF   4/24/09        76,137            --
  311,100,000   South Korean Won ...       313,640 CHF   6/02/09        23,065            --
    1,140,000   Euro ...............     1,736,961       6/03/09       132,442            --
      391,937   Euro ...............     1,955,883 MYR   6/12/09        23,628            --
    1,934,000   Euro ...............     2,957,183       6/15/09       236,114            --
      514,044   Euro ...............     2,552,999 MYR   6/15/09        27,494            --
    1,019,036   Euro ...............     5,044,228 MYR   6/16/09        49,626            --
  308,000,000   South Korean Won ...       312,310 CHF   7/09/09        24,741            --
  101,000,000   South Korean Won ...       101,722 CHF   7/24/09         7,538            --
      680,000   Euro ...............     1,375,096 SGD   9/02/09        17,215            --
      540,000   Euro ...............     2,646,108 MYR   9/03/09        20,838            --
Unrealized appreciation (depreciation) on offsetting forward
   exchange contracts ...........................................      148,924       (48,296)
                                                                    ----------     ---------
   Unrealized appreciation (depreciation) on forward exchange
      contracts .................................................    1,617,235      (194,323)
                                                                    ==========     =========
      Net unrealized appreciation (depreciation) on forward
         exchange contracts .....................................   $1,422,912
                                                                    ==========

(a)  In U.S. dollars unless otherwise indicated.

CURRENCY ABBREVIATIONS

CHF - Swiss Franc
EUR - Euro
JPY - Japanese Yen
MYR - Malaysian Ringgit
SGD - Singapore Dollar


                             Semiannual Report | 37

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

10. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 61.69% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At September 30, 2008, the value of this security was $390,000, representing 0.08% of the Fund's portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At September 30, 2008, unfunded commitments were as follows:

                                                              UNFUNDED
BORROWER                                                     COMMITMENT
--------                                                     ----------
Bausch and Lomb Inc., Delayed Draw Term Loan .............   $   56,000
Community Health Systems Inc., Delayed Draw Term Loan ....      125,290
Manitowoc Company Inc., Term Loan B ......................    2,800,000
                                                             ----------
                                                             $2,981,290
                                                             ==========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

12. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on April 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.


                             38 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

12. FAIR VALUE MEASUREMENTS (CONTINUED)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2008, in valuing the Fund's assets and liabilities carried at fair value:

                                     LEVEL 1      LEVEL 2     LEVEL 3       TOTAL
                                    --------   ------------   -------   ------------
ASSETS:
   Investments in Securities        $953,183   $494,776,084     $--     $495,729,267
   Other Financial Instruments(a)         --      1,617,235      --        1,617,235
LIABILITIES:
   Other Financial Instruments(a)         --        274,600      --          274,600

(a) Other financial instruments may include net unrealized appreciation (depreciation) of futures, forward exchange contracts, swaps, and unfunded loan commitments.

13. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             Semiannual Report | 39

Franklin Templeton
Limited Duration Income Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             40 | Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(4)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(2)
Franklin Small Cap Growth Fund(3)
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund(1)
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund(1)
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(3.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(4.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/08                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SEMIANNUAL REPORT

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.
(800) DIAL BEN((R))

TRANSFER AGENT

PNC Global Investment Services
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTF S2008 11/08


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.               N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Robert F. Carlson, Frank W.T. LaHaye, Frank A. Olson and John B. Wilson.


ITEM 6. SCHEDULE OF INVESTMENTS.            N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trustees or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Section 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

           N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

By  GALEN G. VETTER
  -----------------------------------
     Galen G. Vetter
     Chief Executive Officer - Finance
      and Administration
     Date November 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  GALEN G. VETTER
  -----------------------------------
     Galen G. Vetter
     Chief Executive Officer - Finance
      and Administration
     Date November 25, 2008


By  LAURA F. FERGERSON
  -----------------------------------
     Laura F. Fergerson
     Chief Financial Officer and
     Chief Accounting Officer
     Date November 25, 2008